J.P. MORGAN INCOME FUNDS

JPMorgan Unconstrained Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 18, 2019 to the

Summary Prospectuses and Prospectuses dated July 1, 2019, as supplemented

Effective immediately, the disclosure in the last paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” section is hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

In buying and selling investments for the Fund, the adviser uses an opportunistic strategy and uses both security selection and derivatives to allocate its investments among strategies and sectors. For each strategy/sector, dedicated sector specialists provide security research and recommendations to the lead portfolio managers. Buy and sell decisions are based on fundamental, quantitative and technical research. As part of its investment process, the adviser also considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. The Fund uses a flexible asset allocation approach that permits the adviser to invest in only a small number of strategies/sectors from time to time although the Fund intends to invest in at least two sectors under normal market conditions. While the Fund seeks to mitigate downside risk, the Fund’s risk exposure may vary due to the Fund’s flexible allocation approach and a risk associated with an individual strategy or type of investment may become more pronounced when the Fund utilizes a single strategy or type of investment or only a few strategies or types of investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-UD-ESG-919